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                                                                   Exhibit 10.52
Searle
Box 5110
Chicago, Illinois 60680-5110
Telephone 847 982 7000
Fax 847 470 1480

September 5, 1997                                                   CONFIDENTIAL



Cytel Corporation
3525 John Hopkins Court
San Diego, CA 92121

        Attention:    Virgil D.  Thompson
                      President and CEO

Gentlemen and Ladies:

G.D. Searle & Co. ("Searle"), a wholly-owned subsidiary of Monsanto Company ("Monsanto"), is pleased to submit an offer to enter into and complete a transaction which would result in an equity investment in Cytel Corporation ("Cytel") and in certain licensing and other collaborative activities, all as more particularly described herein. Searle is extremely interested in establishing a collaborative alliance with Cytel to maximize its technology in the cancer treatment area and believes our offer demonstrates our commitment to do so.

I. OFFER. SUBJECT TO THE CONDITIONS CONTAINED IN THIS OFFER LETTER, SEARLE OFFERS TO MAKE AN EQUITY INVESTMENT IN CYTEL IN THE TOTAL AMOUNT OF *** IN THREE (3) PHASES, THE DETAILS OF WHICH ARE DESCRIBED BELOW. IN CONSIDERATION FOR SUCH *** SEARLE WILL RECEIVE AN EQUITY POSITION IN CYTEL AND CERTAIN LICENSE RIGHTS TO CYTEL TECHNOLOGY AS DESCRIBED UNDER PHASE I AND PHASE II BELOW. UPON CYTEL'S ACCEPTANCE OF THE CONDITIONS CONTAINED IN THIS OFFER LETTER, SEARLE IS PREPARED TO IMPLEMENT PHASE I.

        A.  Phase I

            1. Equity Investment. Within seven (7) business days after Cytel's acceptance of this offer, Searle will purchase shares of common stock of Cytel from Cytel at a purchase price equal to $2.50 per share, *** as part of the current private placement or, if such private placement is terminated for whatever reason or completed at a price lower than $2.00 per share, the number of shares purchased by Searle shall be increased so that the average purchase price of the shares is the higher of $2.25 or $0.50 above the private placement price for an aggregate purchase price of five million


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                dollars ($5,000,000) provided (a) *** of the issued and
                outstanding shares of common stock of Cytel on the date of purchase by Searle, (b) Cytel shall use the proceeds of the sale of the shares for the purpose of funding its Epimmune(TM) unit, and (c) Cytel indicates in writing its agreement to the provisions of this Section I.A. and to the concepts contained in the remainder of this offer letter which shall be incorporated into definitive agreements to be negotiated in good faith by Cytel and Searle during the Exclusivity Period (defined in paragraph I.A.3). The shares will be purchased by Searle in accordance with the terms and conditions of a Stock Purchase Agreement substantially in the form of Exhibit A attached hereto. The parties acknowledge that any sale by Searle of Cytel common stock will be pursuant to Rule 144 of the Securities Act of 1983.

            2.  License Rights.
                (a) Cytel will grant to Searle under the definitive agreements *** to make, have made, use and sell pharmaceutical products derived from Cytel's cancer epitopes and *** in accordance with the terms and conditions (including appropriate *** of a license agreement mutually acceptable to the parties. With respect to *** Cytel grants to Searle
                     ***
                (b) If by the end of the Exclusivity Period, the parties have not agreed on the terms and conditions of such license agreement, then, except as otherwise provided in this subsection (b) *** to obtain *** on the same terms and conditions as contained in *** Cytel shall provide a copy of *** The rights granted in this subsection (b) shall not apply in


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                the event Searle does not execute definitive agreements due to the reasons stated in Section III.1.

            3. Exclusivity. Subject to the completion of the equity investment under Section I.A.1. beginning *** and continuing *** (the "Exclusivity Period"), Cytel shall not directly or indirectly *** During the Exclusivity Period, Searle and Cytel shall negotiate in good faith the definitive agreements contemplated hereunder.

        B.  Phase II - Equity Investment.

        Upon execution of the definitive agreements contemplated hereunder, Searle will purchase *** of the common stock of Epimmune Entity (as defined in Section I.D.9), for the purpose of funding the Epimmune Entity; provided, however, *** In such event, *** Such *** (a) *** at a time and price to be agreed, or (b) *** or (c) *** For the avoidance of doubt, *** The per share purchase price of the common stock of Epimmune shall be agreed by the parties based on ***


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        ***  first set forth above in this Section B  ***

        C.  Phase III - Equity Investment.

        Not later than *** Searle will purchase *** of the common stock of Epimmune Entity (as defined in Section I.D.9), for the purpose of *** provided, however, *** In such event, *** Such *** (a) *** at a time and price to be agreed, or (b) *** or (c) *** For the avoidance of doubt, *** The per share purchase price of the common stock of Epimmune shall be agreed by the parties based on ***

        D.  Related Covenants

            1. License Rights. Cytel will grant to Searle *** to make, have made, use and sell pharmaceutical cancer therapy products *** in accordance with the terms and conditions (including appropriate *** of a license agreement mutually acceptable to the parties.

            2.    ***  to be

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                agreed upon by the parties in the definitive agreements
                contemplated hereunder. In addition, in the event ***

            3.    ***

            4. *** promptly following execution of the definitive agreements contemplated hereunder.

            5.  Development of Products.
                (a) The parties will collaborate and agree on a development plan for the products licensed pursuant to paragraphs I.A.2. and I.D.1. *** (the "Products"). The pre-clinical and early clinical development of the Products shall be the responsibility of Cytel. Searle shall *** as mutually agreed by the parties.
                (b) The pre-clinical and clinical development of the Products shall be managed by a Joint Management Committee composed of an equal number of representatives from each party. The Joint Management Committee shall approve and oversee implementation of the development plans for the Products. If the Joint Management Committee is unable to reach consensus on any issue for which it has responsibility ***


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                (c)  In connection with the license agreements referred to in paragraphs I.A.2. and I.D.1 *** the parties will negotiate *** referred to in this paragraph I.D.5. *** The circumstances constituting *** shall be agreed upon in the definitive agreements.

            6. Provision of Services. Cytel and Searle shall enter into an agreement pursuant to which Searle will provide services for *** pursuant to paragraphs I.A.2., I.D.1 *** Searle will provide such services *** to be agreed by the parties.

            7. Key Employees. If, in the course of conducting its due diligence investigation of Cytel, Searle determines any Cytel employees are critical to the development of the Products, Searle and Cytel shall discuss reasonable methods for securing the employment of such employees.

            8. Preemptive Rights. Any purchase by Searle, as contemplated by this offer letter, of the common stock of Cytel *** shall be accompanied by the grant to Searle of preemptive rights to be agreed by the parties.

            9. Epimmune Entity. Cytel will undertake to form a separate entity for its Epimmune unit ("Epimmune Entity"), contribute its assets and liabilities relating to the Epimmune unit and transfer appropriate personnel necessary to continue the operations of the Epimmune unit. In addition, Cytel shall ***

II. TIMING. WE UNDERSTAND THAT CYTEL HAS A STRONG INTEREST IN CONCLUDING A TRANSACTION OF THIS NATURE AS EXPEDITIOUSLY AS POSSIBLE. WE BELIEVE THAT SEARLE IS A PREFERRED PARTNER IN THIS

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        REGARD. WE ARE COMMITTED TO A SPEEDY TRANSACTION CLOSE. INDEED, WITH THE
        COOPERATION OF CYTEL, OUR AIM IS TO CLOSE THE COMPLETE TRANSACTION CONTEMPLATED IN SECTIONS I.B.I.C. AND I.D. AS SOON AS POSSIBLE AFTER ***

III. CONDITIONS OF OFFER. Searle's offer and the consummation of the transactions contemplated in Sections I.B., I.C. and I.D hereunder are subject to the following terms and conditions:

            1. obtaining all necessary corporate authority to conclude the transactions contemplated hereunder;

            2. completion of and satisfaction with *** as deemed necessary by Searle including but not limited to *** Cytel warrants it will disclose all such information;

            3. execution of mutually agreed upon definitive agreements detailing the terms of the transactions contemplated in Sections I.B, I.C. and I.D. hereunder and containing such other representations and warranties, indemnities, covenants, conditions and provisions customarily contained in agreements for transactions of similar nature and size as the transactions contemplated hereunder;

            4. the expiration, without any adverse governmental action, of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976;

            5. receipt of Cytel's written acceptance referred to in paragraph
               I.A.l.(c).

           Nothing in this offer shall be construed in any way or for any reason to obligate Searle to proceed with Phase II and/or Phase III. If Searle decides not to proceed with Phase II and/or III, Searle shall not be liable to Cytel in any amount and/or for any reason based on this offer. This offer be amended only in writing signed by both parties.


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IV.     MISCELLANEOUS.  Except with respect to the investment contemplated in
        Section I.A.1, this offer does not contain all matters upon which definitive agreements must be reached and is expressly conditioned upon Searle and Cytel entering into mutually satisfactory definitive agreements, in form and substance satisfactory to their respective counsel. Except with respect to the investment contemplated in Section I.A.1, nothing contained in this offer letter shall obligate Searle to proceed with the transactions contemplated hereunder if all of the conditions listed in Section III of this letter are not met.

        Cytel and Searle will keep this offer letter, its attachments and the negotiations relating to this transaction confidential and will not disclose (except as required by law) the terms of the offer, the definitive agreements or the negotiations between the parties to any third party without the express written consent of the other.

        Searle acknowledges that Cytel will be obligated to announce the acceptance of this offer, the equity investment completed under Section I2A.1 and the scope of the transaction contemplated hereunder, excluding specific terms and conditions. Such announcement will be agreed to by the parties and issued immediately upon acceptance of this offer.

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Cytel Corporation
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If the foregoing offer is acceptable to Cytel, please acknowledge your acceptance of the offer and provisions set forth above by signing this letter in duplicate below and returning one original to Searle no later than 5:00 p.m., Central Standard Time on September 5, 1997. This offer expires as of that date and time if it is not accepted in the manner provided herein.

Searle is committed to forging an alliance with Cytel that is beneficial to both parties and we are, therefore, willing to work with Cytel to reach a transaction structure which meets both our business objectives. If you have any questions about this offer or need further clarification of any item, please contact ***

Sincerely,                                     Accepted and Agreed:

G.D. Searle & Co.                              CYTEL CORPORATION

By: /s/ Richard U. De Schutter                 By: /s/ Virgil Thompson
   -----------------------------                  ------------------------------
    Richard U. De Schutter
    Chief Executive Officer                    Title: President & CEO
                                                      --------------------------
                                               Date:  September 5, 1997
                                                      --------------------------
cc:  Deborah A.  Schueren
     V.P. Finance & CFO